Segment Information	12 Months Ended
Dec. 31, 2021
Segment Information [Abstract]
Segment Information
Note R - Segment Information
The reportable segments are determined by the products and services offered, primarily distinguished between banking and consumer finance.  They are also distinguished by the level of information provided to the chief operating decision maker, who uses such information to review performance of various components of the business which are then aggregated if operating performance, products/services, and customers are similar.  Loans, investments, and deposits provide the majority of the net revenues from the banking operation, while loans provide the majority of the net revenues for the consumer finance segment.  All Company segments are domestic.
Total revenues from the banking segment, which accounted for the majority of the Company’s total revenues, totaled 94.1% and 94.3% of total consolidated revenues for the years ended December 31, 2021 and 2020, respectively.
The accounting policies used for the Company’s reportable segments are the same as those described in Note A - Summary of Significant Accounting Policies.  Income taxes are allocated based on income before tax expense.  All goodwill is in the Banking segment.
Segment information is as follows:

	Year Ended December 31, 2021
	Banking	Consumer Finance	Total Company
Net interest income	$38,883	$2,130	$41,013
Provision expense	(500)	81	(419)
Noninterest income	8,831	1,033	9,864
Noninterest expense	34,847	2,433	37,280
Tax expense	2,149	135	2,284
Net income	11,218	514	11,732
Assets	1,235,231	14,538	1,249,769

	Year Ended December 31, 2020
	Banking	Consumer Finance	Total Company
Net interest income	$37,825	$2,157	$39,982
Provision expense	2,945	35	2,980
Noninterest income	10,344	1,094	11,438
Noninterest expense	33,693	2,440	36,133
Tax expense	1,886	162	2,048
Net income	9,645	614	10,259
Assets	1,173,820	13,112	1,186,932